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<FILENAME>irv_8k-072903.txt
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) July 30, 2003

                              SCARAB SYSTEMS, INC.
             (Exact name of registrant as specified in its chapter)

          Nevada                    0-19949                      84-1153522
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation             File Number)               Identification No.)

           406-280 Nelson Street, Vancouver, British Columbia V6C 1N5
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code: (604) 417-6172

             _____________________________________________________________
             (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS
----------------------------------------------

By written notice received and effective May 13, 2003, Charles Orr has declined his appointment to the Board of Directors of the Company and tendered his resignation. Mr. Orr declined his appointment in part because mutually satisfactory terms could not be agreed upon, and because of other time commitments. Mr. Orr did not decline his appointment because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Orr has not furnished the Company with a letter describing any such disagreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SCARAB SYSTEMS, INC.

Date: July 31, 2003                            By:/s/ Thomas E. Mills
      -------------                               -------------------
                                                  Thomas E. Mills,
                                                  President & CEO